Exhibit 99.2

CITIGROUP ASSET MANAGEMENT BUSINESS

TO BE TRANSFERRED

Combined Financial Statements

Nine months ended September 30, 2005 and 2004

Unaudited

CITIGROUP ASSET MANAGEMENT BUSINESS

TO BE TRANSFERRED

Combined Statements of Financial Condition

September 30, 2005 and December 31, 2004

Unaudited

(Dollars in millions)

	September 30, 2005	December 31, 2004
Assets:
Current Assets:
Cash and cash equivalents	$152	164
Investments, at market value	29	259
Asset management, administration and other fees receivable	161	173
Deferred tax assets	1	1
Deferred compensation assets	38	35
Deferred commission expense	21	31
Other assets	24	21

Total Current Assets	426	684

Non-Current Assets:
Deferred tax assets	22	49
Deferred compensation assets	50	24
Deferred commission expense	77	113
Investment advisory and mutual fund administration contracts	777	777
Property, equipment and leasehold improvements at cost, net of accumulated depreciation and amortization of $72 and $62, respectively	22	24

Total non-current assets	948	987

Total assets	1,374	1,671

Liabilities:
Current Liabilities:
Other borrowings	2	42
Incentive compensation payable	139	174
Payable to affiliates, net	86	11
Note payable to affiliate	40	40
Deferred tax liabilities	10	11
Accrued expense and other liabilities	118	339

Total current liabilities	395	617

Non-Current liabilities:
Other borrowings	—	5
Note payable to affiliate	298	329

Total non-current liabilities	298	334

Total liabilities	693	951

Net assets	$681	720

See accompanying notes to the unaudited combined financial statements.

CITIGROUP ASSET MANAGEMENT BUSINESSES

TO BE TRANSFERRED

Combined Statements of Operations

Nine months ended September 30, 2005 and 2004

Unaudited

(Dollars in millions)

	2005	2004
Revenues:
Asset management and administration fees, net	$966	985
Other, net	18	47

Total revenues	984	1,032

Expenses:
Compensation and benefits	408	381
Communications	50	48
Occupancy and equipment	35	38
Professional fees	28	28
Intercompany expense allocation	20	16
Advertising and market development	5	6
Distribution fees	67	92
Other operating and administrative	102	152

Total expenses	715	761

Income before income taxes and minority interest	269	271
Income tax expense	98	104
Minority interest, net of income taxes	(1)	4

Net income	172	163

See accompanying notes to the unaudited combined financial statements.

CITIGROUP ASSET MANAGEMENT BUSINESS

TO BE TRANSFERRED

Combined Statements of Changes in Net Assets

Nine months ended September 30, 2005 and 2004

Unaudited

(Dollars in millions)

	Net Assets
	2005	2004
Net assets at January 1	720	749
Net income	172	163
Other capital changes, net	(211)	36

Net assets at September 30,	$681	948

See accompanying notes to the unaudited combined financial statements.

CITIGROUP ASSET MANAGEMENT BUSINESSES

TO BE TRANSFERRED

Combined Statements of Cash Flows

Nine months ended September 30, 2005 and 2004

Unaudited

(Dollars in millions)

	2005	2004
Cash flows from operating activities:
Net income	$172	163
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	12	18
Decrease (increase) in operating assets:
Investments, at market value	230	149
Asset management, administration and other fees receivable	12	21
Deferred commission expense	46	47
Deferred compensation assets	(29)	(13)
Deferred tax asset	27	(2)
Other assets	(3)	(5)
Increase (decrease) in operating liabilities:
Accrued expenses and other liabilities	(221)	(171)
Payable to affiliates, net	75	(214)
Deferred tax liabilities	(1)	5
Incentive compensation payable	(35)	(3)

Net cash provided by (used in) operating activities	285	(5)

Cash flows from investing activities:
Purchase of property, equipment, and leasehold improvements	(10)	(8)

Net cash used in investing activities	(10)	(8)

Cash flows from financing activities:
Other capital changes net	(211)	36
Repayment of note to affiliate	(31)	(30)
Other borrowings	(45)	(9)

Net cash used in financing activities	(287)	(3)

Net decrease in cash and cash equivalents	(12)	(16)
Cash and cash equivalents, beginning of year	164	190

Cash and cash equivalents, end of year	$152	174

See accompanying notes to the unaudited combined financial statements.

CITIGROUP ASSET MANAGEMENT BUSINESSES

TO BE TRANSFERRED

Notes to Combined Financial Statements

September 30, 2005 and December 31, 2004

Unaudited

(1)	Basis of Presentation

The accompanying combined financial statements of Citigroup Asset Management (“CAM”) represent the financial position, results of operations and cash flows of Citigroup Inc.’s global asset management business (“the Transfer Business”) as more fully described in the Transaction Agreement (“the Agreement”), dated as of June 23, 2005, by and between Citigroup Inc. (“Citigroup”) and Legg Mason, Inc. (“Legg Mason”). The Transfer Business excludes certain businesses, which were historically included in the global asset management segment. These excluded businesses are Citigroup Asset Management Argentina, Citigroup Asset Management Colombia, and Citigroup Transfer Agency business. The transaction also does not include Citigroup’s asset management business in Mexico, its retirement services business in Latin America or its interest in the CitiStreet joint venture. Under the terms of the Agreement, Citigroup agreed to sell the Transfer Business to Legg Mason in exchange for the broker dealer business of Legg Mason, approximately 5,393,545 shares of Legg Mason common stock and 13.346632 shares of non-voting convertible preferred stock, which convert, upon transfer, into an aggregate of 13,346,632 shares of Legg Mason common stock, and approximately $512 million in the form of a five-year loan facility provided by Citigroup, subject to certain closing adjustments and financing arrangements. As a result of ongoing discussions and negotiations subsequent to the Agreement, it is anticipated that certain businesses included in these financial statements may be excluded from the sale to Legg Mason. Refer to Subsequent Events, note 3 for further information.

CAM offers a broad range of asset management products and services from global investment centers including mutual funds, closed-end funds, managed accounts, unit investment trusts (“UIT”), and variable annuities.

Clients include private and public retirement plans, endowments, foundations, banks, insurance companies, other corporations, government agencies, high net worth and other individuals. Clients relationships may be introduced through Smith Barney’s network of Financial Consultants and other cross-marketing and distribution opportunities within the Citigroup structure, through the Asset Management Group’s own sales force or through unaffiliated intermediaries.

The combined financial statements have been prepared as if the Transfer Business had been a stand-alone operation, though they are not necessarily representative of results had the Transfer Business operated as a stand-alone operation. For mixed use or shared entities the balances were derived using cost centers which are associated with the CAM business in the general ledger hierarchy. Where cost centers for CAM could not be specifically segregated from shared entities, all assets and liabilities from these share entities are included in the combined statements of financial condition. The payable to affiliates includes an adjustment to remove the non-CAM net income for these respective share entities. The financial results reflect allocations of corporate expenses from Citigroup, which may be different from comparable expenses that would have been incurred, had the Transfer Business operated as a stand-alone business.

The combined financial statements and accompanying footnotes are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

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CITIGROUP ASSET MANAGEMENT BUSINESSES

TO BE TRANSFERRED

Notes to Combined Financial Statements

September 30, 2005 and December 31, 2004

Unaudited

The principal operations of the Transfer Business consist of providing diversified investment management services to registered investment companies, and institutional and individual investors on a discretionary basis in the United States. The Transfer Business also has operations in various foreign countries whose currencies are freely convertible into U.S. dollars. The Transfer Business receives ongoing fees from its asset management clients, generally determined as a percentage of the client’s assets.

The operations of the Transfer Business utilize the Citigroup Management Information Systems (“MIS”) process to report their management financial statements. Within Citigroup, MIS transactions are used to allocate revenue and expense adjustments between Citigroup legal entities to create management based income statements by region and product type. The Transfer Business receives allocations for their advisory and administrative services rendered. MIS transactions are generally recorded on a fair market value basis between Citigroup entities for various services provided without transfer of cash. The use of the term parent in these combined financial statements is defined as the immediate parent company to the legal entity included in the Transfer Business.

Significant intercompany transactions within the Transfer Business have been eliminated.

(2)	Contingencies

Included in accrued expenses and other liabilities in the combined statements of financial condition and other operating and administrative expenses in the combined statements of operations for the period ended December 31, 2004 is a reserve for approximately $7.5 million for voluntary payments to shareholders in the Salomon Brothers International Equity Fund (“the Fund”). The Fund’s performance was adversely impacted due to significant cash flow activity and the relatively small size of the Fund, which resulted in periods where the Fund was not fully invested in international securities. The voluntary payment represents the amount by which the performance of a shareholder’s Fund share underperformed the performance of the Fund’s benchmark index, the MSCI EAFE index from inception through October 22, 2004. The Fund was closed to new investors on October 25, 2004 and was liquidated on December 3, 2004. The voluntary payment of approximately $7.5 million was made in April 2005.

During the third and fourth quarters of 2004, the Transfer Business recorded a cumulative expense reserve in the amount of approximately $184 million ($140 million after-tax), which is included in other expenses in the combined statements of operations and accrued expenses and other liabilities in the combined statement of financial condition, related to the expected resolution of the Securities and Exchange Commission (“SEC”) investigation into mutual fund transfer agent matters that began in November 2003. Payment was made in June 2005.

In 1999, CAM recommended that an affiliate become the transfer agent for certain mutual funds managed by CAM. The affiliate that became the transfer agent, Citicorp Trust Bank (“CTB”), subcontracted transfer agency work to the previous (unaffiliated) transfer agent. At the time CAM entered the business, CAM concluded a separate agreement with the sub-transfer agent that guaranteed certain benefits to CAM and its affiliates. That agreement and a one-time payment related to termination of the agreement were not disclosed to the boards of the mutual funds that approved the retention of the affiliated transfer agent.

In July 2004, the staff of the SEC indicated that it was considering recommending an enforcement proceeding against CAM and certain of its affiliates relating to the transfer agency and sub-transfer agency arrangements, including the creation and operation of this transfer agency, the compensation received by CTB and the adequacy of CAM’s disclosures to the fund boards. The staff subsequently informed four

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CITIGROUP ASSET MANAGEMENT BUSINESSES

TO BE TRANSFERRED

Notes to Combined Financial Statements

September 30, 2005 and December 31, 2004

Unaudited

individuals (none of whom remains in his or her prior position with CAM) that it was also considering similar enforcement proceedings against them. Citigroup is cooperating with the SEC in its investigation. The reserve fully covers the financial terms that the SEC staff has agreed to recommend to the SEC for resolution of this matter. The Citigroup offer of settlement is subject to final negotiation, and any settlement of this matter with the SEC will require approval by the Board of Directors of Citigroup and acceptance by the SEC.

In 2003 and 2004, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Transfer Business has received subpoenas and other requests for information from various government regulators regarding market timing, fees, sales practices and other mutual fund issues in connection with various investigations. The Transfer Business is cooperating with all such reviews.

In addition, in the ordinary course of business, the Transfer Business and its subsidiaries or its affiliates are defendants, co-defendants or parties to various litigation and regulatory matters incidental to and typical of the businesses in which they are engaged. In the opinion of the Transfer Business management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have an adverse material effect on the combined financial condition. Reserves in these matters were established, have been accrued for and have been determined to be appropriate.

CAM litigation and regulatory matters, which are enumerated in the Citigroup Disclosure Letter dated as of June 23, 2005, and CAM cases filed between June 23, 2005 and the date of closing, will be retained by Citigroup after the closing with Legg Mason. Citigroup will manage the defense of the cases and will be responsible for payment of legal expenses and any judgments or settlements in those matters.

(3)	Subsequent Events

In 2005 the Transfer Business received a Wells Notice from the SEC alleging violation of Section 19(a) and 34(b) of the 1940 Act. Section 19(a) prohibits investment companies from making distributions from sources other than the company’s undistributed net income without providing a written statement, which adequately discloses the sources of such payment. Rule 34(b) makes it unlawful for any person to make an untrue statement of a material fact in any report filed under the 1940 Act. The Transfer Business is cooperating with the ongoing SEC investigation and cannot predict the outcome.

Subsequent to the Agreement and as a result of ongoing negotiations, certain businesses have been excluded from the sale to Legg Mason. These businesses are UIT, separately managed account operations, 529 plan operations, Tailored Portfolio group, seed capital, Citi Islamic Portfolios and Citigroup Asset Management business in Indonesia. The assets associated with UIT business and seed capital were approximately $211 million at December 31, 2004. The liabilities associated with the UIT business and seed capital were approximately $59 million at December 31, 2004. The net income associated with the UIT business and seed capital was approximately $5 million and $4 million for the nine months ended September 30, 2005 and 2004, respectively. The asset and liabilities of the seed capital business were

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CITIGROUP ASSET MANAGEMENT BUSINESSES

TO BE TRANSFERRED

Notes to Combined Financial Statements

September 30, 2005 and December 31, 2004

Unaudited

excluded from the September 30, 2005 statement of financial condition since these businesses were transferred to other business groups with in Citigroup. The assets and liabilities excluded as of September 30, 2005 were $135 million and $46 million respectively. The net income for the separately managed account operations, 529 plan operations and Tailored Portfolio group will not be materially impacted since these services will continue under service level agreements as more fully described in the Transaction Agreement. The net assets and net income from the Citi Islamic portfolios and CAM business in Indonesia are insignificant to the Transfer Businesses.

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